Exhibit 10.17
FIRST MODIFICATION OF LOAN AGREEMENT
     THIS FIRST MODIFICATION OF LOAN AGREEMENT is made and entered into on April 24, 2007 by and between SUMMIT HOTEL PROPERTIES, LLC, a South Dakota limited liability company (“Borrower”), and ING LIFE INSURANCE AND ANNUITY COMPANY, a Connecticut corporation (“Lender”).
WITNESSETH:
     WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated June 15, 2006 (the “Loan Agreement”);
     WHEREAS, Borrower and Lender desire to amend the Loan Agreement as hereinafter set forth;
     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained and TEN AND NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Borrower and Lender, intending to be legally bound, agree that the Loan Agreement is modified as follows:
1.	The Loan Agreement is hereby modified to delete the chart appearing in Section 3.07(i) in its entirety and insert in its place the following:

		PRINCIPAL	ALLOCATION	RELEASE
	PROPERTY	ALLOCATION	PERCENTAGE	FACTOR
(1)	Fairfield Inn	$2,637,900	7.21%	110%
	1680 Fenton Business Park Court

(2)	Comfort Inn	$3,312,900	9.05%	110%
	2120 Burnham Road

(3)	Hampton Inn	$5,632,900	15.39%	120%
	8219 West Jefferson Blvd.

(4)	Courtyard by Marriott	$5,709,900	15.60%	125%
	4559 North Reserve St.

(5)	Comfort Inn	$2,345,900	6.41%	110%
	4545 North Reserve St.

(6)	Hawthorn Suites	$5,607,900	15.32%	120%
	975 North Lakeview Pkwy.

(7)	Hampton Inn	$5,862,900	16.02%	125%
	9231 East Arapahoe Rd.

(8)	Comfort Suites	$2,894,900	7.91%	120%
	10680 South Automall Dr.

(9)	Fairfield Inn	$2,595,600	7.09%	125%
	2697 Lake Vista Drive

TOTAL		$36,600,800	100.00%
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2.	The Loan Agreement is hereby further modified by deleting the address “2303 North Fourth” appearing in Section 3.07(ii) and replacing it with the address “1680 Fenton Business Park Court”.

3.	Borrower acknowledges that Lender has permitted one Substitution (as that term is defined in the Loan Agreement) on even date herewith. Accordingly Section 3.08(e) of the Loan Agreement is hereby modified such that from and after the date hereof Borrower shall not be permitted to request and close more than a total of two (2) additional Substitutions during the Loan term.

4.	Except as expressly modified hereby, the Loan Agreement shall remain in full force and effect, Borrower and Lender hereby ratifying and affirming the same.
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     IN WITNESS WHEREOF, the parties hereto have caused this First Modification to be executed as of the day and year first above-written.

BORROWER: SUMMIT HOTEL PROPERTIES, LLC, a South Dakota limited liability company
By:	/s/ Christopher D. Bills
Christopher D. Bills,
Chief Financial Officer

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LENDER: ING LIFE INSURANCE AND ANNUITY COMPANY, a Georgia corporation
By:	ING Investment Management LLC, as Authorized Agent

By:	/s/ Gregory R. Michaud
	Name:	Gregory R. Michaud
	Title:	Vice President

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ING No. 27924